UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2022, the Board of Directors (the “Board”) of Manitex International, Inc. (the “Company”) approved an increase in the size of the board to eight members, and appointed J. Michael Coffey, who became the Company’s Chief Executive Officer on April 11, 2022, to serve as a director of the Company, effective as of June 2, 2022. Mr. Coffey will serve as a director until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified. Mr. Coffey will not serve on any committees of the Board.

There are no arrangements or understandings required to be disclosed pursuant to Item 401(b) of Regulation S-K or family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Similarly, there are no transactions with related persons required to be disclosed pursuant to Item 404(a) of Regulation S-K involving Mr. Coffey.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 2, 2022. The following is a summary of the matters voted on at that meeting.

(a)

Proposal 1—The stockholders elected Manitex International, Inc.’s entire Board of Directors to serve until the 2023 Annual Meeting of the Stockholders. The persons elected to Manitex’s Board of Directors and the number of shares cast for, the number of shares withheld, and broker non-votes, with respect to each of these persons, were as follows:

	For	Withheld	Broker Non- Votes
Ronald M. Clark	10,104,903	3,345,634	2,162,027
Robert S. Gigliotti	9,513,561	3,936,976	2,162,027
Frederick B. Knox	10,492,711	2,957,826	2,162,027
David J. Langevin	10,547,906	2,902,631	2,162,027
Marvin B. Rosenberg	10,041,731	3,408,806	2,162,027
Ingo Schiller	10,449,660	3,000,877	2,162,027
Stephen J. Tober	10,482,388	2,968,149	2,162,027

(b)

Proposal 2—The shareholders ratified the appointment of Grant Thornton LLP as Manitex’s independent registered public accounting firm for the year ending December 31, 2022. The number of shares cast in favor of the ratification of Grant Thornton LLP, the number against, and the number abstaining were as follows:

For	Against	Abstain
15,536,976	55,342	20,246

(c)

Proposal 3—The shareholders approved in an advisory vote the compensation of the Company’s named executive officers. The number of shares cast in favor, number against, the number abstaining, and broker non-votes are as follows:

For	Against	Abstain	Broker Non-Votes
12,419,832	138,294	892,411	2,162,027

Item 7.01	Regulation FD.

On June 6, 2022, the Board issued a press release regarding Mr. Coffey’s election to the Board of Directors. A copy of the press releases is furnished herewith as Exhibit 99.1 and incorporated herein by reference to this Item 7.01.

The information set forth in this Item 7.01 including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

9.01	Financial statement and exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ JOSEPH DOOLAN
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: June 7, 2022